Exhibit 99.1

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr
Revenue:
Investment management	366	369	368	395	402	417	438	447	466	489
Performance fees	39	17	11	60	27	26	41	77	58	48

Total investment management	405	386	379	455	429	443	479	524	524	537
Distribution and service	66	67	68	68	71	74	82	90	98	108
Institutional trust and custody	138	137	132	145	150	160	172	188	194	206
Securities lending revenue	18	24	16	18	24	33	25	26	30	38
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124
Other fee revenue	240	152	147	168	354	158	167	164	182	174

Total fee and other revenue	1,012	915	875	992	1,162	1,010	1,047	1,118	1,149	1,187
Net interest revenue	120	125	117	121	121	133	123	126	130	122

Total revenue	1,132	1,040	992	1,113	1,283	1,143	1,170	1,244	1,279	1,309
Credit quality expense	(7)	—	—	(4)	(1)	3	12	5	1	(3)
Amortization of intangible assets	4	5	4	6	6	7	6	8	7	7
Other operating expenses	754	757	721	809	798	819	865	908	959	966

Total operating expenses	758	762	725	815	804	826	871	916	966	973
Income from continuing operations before income taxes (benefits)	381	278	267	302	480	314	287	323	312	339
Income taxes (benefits)	134	98	86	103	175	111	91	115	110	110

Income from continuing operations	247	180	181	199	305	203	196	208	202	229
Income from discontinued operations after-tax	(2)	(4)	2	(7)	(50)	(78)	(2)	—	5	3

Net income (loss)	$245	$176	$183	$192	$255	$125	$194	$208	$207	$232

EPS from Continuing Operations	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49	$0.47	$0.50	$0.49	$0.55
Average loans	$7,489	$7,491	$7,047	$7,205	$6,882	$7,339	$7,421	$7,133	$6,758	$6,625
Average assets (f)	$33,222	$33,377	$33,447	$35,951	$36,869	$36,436	$37,907	$37,988	$37,515	$39,104
Average deposits	$19,227	$19,776	$20,295	$22,083	$23,035	$22,322	$23,566	$23,905	$23,569	$24,084
Average common equity	$3,769	$3,753	$3,822	$3,983	$4,178	$4,087	$4,109	$4,114	$4,157	$4,182
Average Tier I preferred equity	$1,026	$1,011	$1,010	$1,047	$1,038	$1,037	$1,033	$1,024	$1,022	$1,015
Market value of assets under management at period end (in billions) (g)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213
Return on common equity	26%	19%	19%	20%	30%	20%	19%	20%	20%	22%
Pretax operating margin	34%	27%	27%	27%	37%	27%	24%	26%	24%	26%
Pretax operating margin (excluding items in footnotes a to e)	30%	29%	27%	26%	27%	27%	24%	26%	26%	26%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt, and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Consolidated average assets include average assets of discontinued operations of $584 million, $563 million, $565 million and $560 million for the first, second, third and fourth quarters of 2004, respectively; $517 million and $219 million for the first and second quarters of 2005, respectively.

(g)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2004				2005				2006
	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Investment management	$366	$369	$368	$395	$402	$417	$438	$447	$466	$489
Performance fees	39	17	11	60	27	26	41	77	58	48

Total investment management	405	386	379	455	429	443	479	524	524	537
Distribution and service	66	67	68	68	71	74	82	90	98	108
Institutional trust & custody	156	161	148	163	174	193	197	214	224	244
Payment solutions & investor services	145	149	133	138	134	142	122	126	121	124
Foreign exchange trading	57	50	38	41	54	50	52	46	58	69
Financing-related and Equity Investment	133	40	55	69	251	50	51	49	54	50
Other	39	44	43	48	39	46	55	58	61	46

Total fee and other revenue	1,001	897	864	982	1,152	998	1,038	1,107	1,140	1,178
Gains on the sales of securities	—	8	—	—	—	—	1	—	—	—

Total noninterest revenue (non-FTE)	$1,001	$905	$864	$982	$1,152	$998	$1,039	$1,107	$1,140	$1,178
FTE impact	11	10	11	10	10	12	8	11	9	9

Total noninterest revenue (FTE)	$1,012	$915	$875	$992	$1,162	$1,010	$1,047	$1,118	$1,149	$1,187
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	89%	88%	88%	89%	91%	88%	90%	90%	90%	91%
Market value of assets under management at period end (in billions) (b)	$679	$679	$670	$707	$729	$738	$766	$781	$808	$870
Market value of assets under administration or custody at period end (in billions)	$2,824	$2,856	$2,978	$3,233	$3,293	$3,450	$3,777	$3,908	$4,125	$4,213
S&P 500 Index - period end	1126	1141	1115	1212	1181	1191	1229	1248	1295	1270
S&P 500 Index - daily average	1133	1123	1104	1163	1192	1182	1224	1231	1284	1281

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively.

Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 89% in the first quarter of 2005 and 88% in the first quarter of 2004.

(b)	Includes assets managed of $47 billion at June 30, 2006 by WestLB Mellon Asset Management (a 50:50 joint venture).

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER - 10 Quarter Trend

(dollar amounts in millions unless otherwise noted; presented on an FTE basis)	2004				2005				2006
	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (e)	2nd Qtr
Revenue:
Institutional trust and custody	3	3	2	2	2	4	1	2	4	6
Other fee revenue	154	77	88	94	270	81	86	81	80	69

Total fee and other revenue	157	80	90	96	272	85	87	83	84	75
Net interest revenue (expense)	5	6	1	(1)	(11)	6	(4)	(3)	(7)	(15)

Total revenue	162	86	91	95	261	91	83	80	77	60
Credit quality expense	(7)	—	—	(5)	(1)	3	12	5	1	(3)
Amortization of intangible assets	—	—	—	—	—	—	—	—	—	—
Other operating expenses	79	88	62	55	69	63	73	74	99	78

Total operating expenses	79	88	62	55	69	63	73	74	99	78
Income from continuing operations before taxes (benefits)	90	(2)	29	45	193	25	(2)	1	(23)	(15)
Income taxes (benefits)	32	(2)	10	16	71	9	(1)	—	2	(7)

Net income (loss)	$58	$—	$19	$29	$122	$16	$(1)	$1	$(25)	$(8)

Average loans	$3,084	$2,973	$2,572	$2,647	$2,306	$2,616	$2,684	$2,497	$2,057	$1,876
Average assets	$8,479	$8,293	$7,759	$8,273	$8,906	$9,492	$9,819	$9,499	$9,553	$9,979
Average deposits	$676	$625	$463	$599	$640	$732	$713	$764	$838	$1,100
Average common equity	$1,390	$1,401	$1,451	$1,528	$1,844	$1,753	$1,775	$1,780	$1,790	$1,815
Average Tier I preferred equity	$166	$147	$142	$173	$147	$146	$142	$133	$243	$236
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Employees at period-end (f)	4,100	4,000	4,000	4,000	4,000	4,200	4,800	4,800	4,400	4,400

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank.

Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

(e)	The first quarter of 2006 includes a $19 million pre-tax charge in connection with payments, awards and benefits payable to Mellon’s former chairman and chief executive officer, pursuant to his employment agreement.

(f)	Primarily relates to employees in Technology, Finance and Human Resources supporting the business sectors; the cost of these employees are fully allocated to the business sectors.

n/m - not meaningful

Note:	In the first quarter of 2006, the financial results of Mellon 1st Business Bank, N.A. were moved to the Private Wealth Management sector from the Other sector.

All prior periods have been restated.